Exhibit 99.1

IonQ To Become The First Publicly Traded Pure-Play Quantum Computing Company

IonQ has entered into a definitive merger agreement with dMY Technology Group III (NYSE: DMYI.U)

The Transaction will result in $650 million in gross proceeds, including a $350 million fully committed PIPE with participation from Fidelity Management & Research Company LLC, Silver Lake, Breakthrough Energy Ventures, MSD Partners, L.P., Hyundai Motor Company and Kia Corporation, and key institutional investors

Pro forma implied market capitalization of the combined company is approximately $2 billion

COLLEGE PARK, MD March 8, 2021 /PRNewswire/ — IonQ, Inc., (“IonQ”) announced today that it has entered into a merger agreement with dMY Technology Group, Inc. III (NYSE: DMYI.U), a publicly traded special purpose acquisition company (“dMY III”). Upon closing of the transaction, IonQ shares will trade on the NYSE under the symbol “IONQ” as the first publicly traded pure-play hardware and software company in the quantum computing space.

Throughout human history, we have witnessed technological breakthroughs that dramatically transformed society. In the nineteenth century, it was the industrial revolution, powered by the scientific advances that brought us steam-powered machines, electricity, and advanced medicine. In the twentieth century, computing—arguably the greatest of all human inventions—leveraged human intelligence to run complex calculations, thereby paving the way for profound advances in virtually every realm of human experience. IonQ believes the twenty-first century will be defined by quantum computing and that this technology will have an even greater impact than classical computing had over the last 100 years.

Quantum computing uses information in a fundamentally different way than classical computing, and so can address a set of hard problems classical computing may never solve. Many of these problems involve society’s most pressing needs, such as how to live sustainably on our planet, how to cure diseases, and how to efficiently move people and goods. Because the nature of these problems is so complex, IonQ believes the best way to solve them is to use quantum computing.

IonQ is building the world’s best quantum computers to tackle such challenges. In addition to producing the first and only quantum computer available via the cloud on both Amazon Braket and Microsoft Azure, IonQ has defined what it believes to be the best path forward to scaling quantum computing power. By 2023, IonQ plans to develop modular quantum computers small enough to be networked together, which could pave the way for broad quantum advantage by 2025.

“This transaction advances IonQ’s mission, to solve critical problems that impact nearly every aspect of society,” said Peter Chapman, CEO & President of IonQ. “With our key strategic partners, such as Breakthrough Energy Ventures, Hyundai Motor Company and Kia Corporation, we look forward to leveraging the power of quantum computing in the fight against climate change and to solve vexing problems from materials design to logistics that impact the transportation industry.”

“IonQ’s quantum computers are uniquely positioned to capture a market opportunity of approximately $65 billion by 2030. Quantum computers will create value across thousands of new applications, and IonQ is poised to be the first company able to fully exploit this massive opportunity,” said Niccolo de Masi, CEO of dMY III.

Transaction Overview

The transaction has been unanimously approved by the Board of Directors of dMY III, as well as the Board of Directors of IonQ, and is subject to the satisfaction of customary closing conditions, including the approval of the stockholders of dMY III.

The combined entity will receive approximately $300 million from dMY III’s trust account, assuming no redemptions by dMY III’s public stockholders, as well as $350 million in gross proceeds from a group of strategic and institutional investors participating in the transaction via a committed private placement investment (“PIPE”). In addition to Fidelity Management & Research Company LLC, Breakthrough Energy Ventures, Hyundai Motor Company and Kia Corporation, new investors include Silver Lake, MSD Partners, L.P., and TIME Ventures, the investment fund for Marc Benioff. The PIPE includes additional investment by existing investors including, New Enterprise Associates, GV, and Mubadala Capital.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K and in dMY III’s registration statement on Form S-4, which will include a document that serves as a prospectus and proxy statement of dMY III, referred to as a proxy statement/prospectus, each of which will be filed by dMY III with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Conference Call Information

dMY III Technology Group Acquisition Corp’s investor conference call and presentation discussing the transaction can be accessed by visiting www.dmytechnology.com. A telephone replay of the call is available by dialing 1-844-512-2921 (toll/international 1-412-317-6671) and entering passcode 1143881. A transcript of the call will also be filed by dMY III Technology Group with the SEC.

Advisors

Morgan Stanley & Co. LLC is serving as the exclusive financial advisor to IonQ. Goldman Sachs & Co. LLC is serving as the exclusive financial advisor to dMY III. Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC are also acting as co-lead placement agents on the PIPE. Needham & Company also acted as placement agent on the PIPE. Cooley LLP and Cleary Gottlieb Steen & Hamilton LLP are representing IonQ and dMY III, respectively, as legal counsel.

About IonQ, Inc.

IonQ, Inc. is the leader in quantum computing, with a proven track record of innovation and deployment. IonQ’s 32 qubit quantum computer is the world’s most powerful quantum computer, and IonQ has defined what it believes is the best path forward to scale. IonQ is the only company with its quantum systems available through both the Amazon Braket and Microsoft Azure clouds, as well as through direct API access. IonQ was founded in 2015 by Chris Monroe and Jungsang Kim based on 25 years of pioneering research at the University of Maryland and Duke University. To learn more, visit www.IonQ.com.

About dMY Technology Group, Inc. III

dMY III is a special purpose acquisition company formed by dMY III Technology Group, Harry L. You and Niccolo de Masi for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets.

Important Information About the Proposed Transaction and Where to Find It

This communication may be deemed solicitation material in respect of the proposed business combination between dMY III and IonQ (the “Business Combination”). The Business Combination will be submitted to the stockholders of dMY III and IonQ for their approval. In connection with the vote of dMY’s stockholders, dMY III Technology Group, Inc. III intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus. This communication does not contain all the information that should be considered concerning the proposed Business Combination and the other matters to be voted upon at the special meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. dMY III’s stockholders and other interested parties are urged to read, when available, the preliminary proxy statement, the amendments thereto, the definitive proxy statement and any other relevant documents that are filed or furnished or will be filed or will be furnished with the SEC carefully and in their entirety in connection with dMY III’s solicitation of proxies for the special meeting to be held to approve the Business Combination and other related matters, as these materials will contain important information about IonQ and dMY III and the proposed Business Combination. Promptly after the registration statement is declared effective by the SEC, dMY will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. Such stockholders will also be able to obtain copies of these materials, without charge, once available, at the SEC’s website at http://www.sec.gov, at the Company’s website at https://www.dmytechnology.com or by written request to dMY Technology Group, Inc. III, 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this communication. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,”

“targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of dMY’s securities; (ii) the risk that the transaction may not be completed by dMY’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by dMY; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the merger agreement by the stockholders of dMY, the satisfaction of the minimum trust account amount following any redemptions by dMY’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the inability to complete the PIPE transaction; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (vii) the effect of the announcement or pendency of the transaction on IonQ’s business relationships, operating results and business generally; (viii) risks that the proposed transaction disrupts current plans and operations of IonQ; (ix) the outcome of any legal proceedings that may be instituted against IonQ or against dMY related to the merger agreement or the proposed transaction; (x) the ability to maintain the listing of dMY’s securities on a national securities exchange; (xi) changes in the competitive industries in which IonQ operates, variations in operating performance across competitors, changes in laws and regulations affecting IonQ’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xiii) the risk of downturns in the market and the technology industry including, but not limited to, as a result of the COVID-19 pandemic; and (xiv) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4, when available, and other documents filed by dMY from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and dMY and IonQ assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither dMY nor IonQ gives any assurance that either dMY or IonQ, or the combined company, will achieve its expectations.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to the Company or the IonQ with respect to any of the foregoing, and this press release shall not form the basis of any contract, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

dMY III and IonQ, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of dMY III’s stockholders in respect of the Business Combination. Information about the directors and executive officers of dMY III is set forth in the dMY III’s filings with the SEC. Information about the directors and executive officers of IonQ and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the Business Combination when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to dMY III’s stockholders in connection with the proposed Business Combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

Contacts

For IonQ:

Investor Contact:

Michael Bowen and Ryan Gardella

IonQIR@icrinc.com

Media Contact:

Faiz Mandviwalla

ionq@thisisoutcast.com

856-904-4868

For dMY III:

Investor Contact:

Niccolo de Masi

dMY Technology Group, Inc. III

niccolo@dmytechnology.com

310-600-6667

Media Contact:

ICR Inc.

dmypr@icrinc.com